United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-05734

Diamond Hill Financial Trends Fund, Inc.

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices)                         (Zip code)

James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant's telephone number, including area code: (614) 255-3333

Date of fiscal year end: 12/31

Date of reporting period: 6/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, Washington, DC 20549-0102. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.     Reports to Stockholders.

Diamond Hill Financial Trends Fund, Inc. Semiannual Report

Diamond Hill Financial Trends Fund, Inc.

DIAMOND HILL funds

Semi-Annual Report

June 30, 2008

Invest With Us.

TABLE OF CONTENTS

Your fund at a glance

 Portfolio Commentary

Fund’s investments

Financial statements

 Notes to financial statements

 Directors and officers

Welcome

Dear Fellow Shareholders:

The domestic equity markets endured a very difficult period during the first half of 2008. Large cap stocks (S&P 500 -11.85%) were sharply lower while the mid-cap and small-cap portions of the market were also lower, albeit somewhat less. The credit crises that began during the summer of last year took on new proportions during the first two quarters of the year. The credit market disruption was unprecedented as was the response from our Federal Reserve. By the end of the first quarter, we witnessed new liquidity facilities for the banking industry and the large broker-dealers as well as the assisted sale of Bear Stearns to JPMorgan.

Not surprisingly, the financial sector was front and center in both the stock market as well as the media. The housing related headaches continued and even accelerated during the first half, causing another wave of difficulties for the vast majority of companies within the sector. The S&P 1500 Supercomposite Financials Index was down over 28% for the period. The Fund declined 29.50% at net asset value and 27.56% at market value. As we mentioned at year end, these difficult periods of investment performance are never easy; however, it remains critical to maintain a long-term horizon as part of the investment process.

Looking forward, we are unequivocally optimistic about financial stocks. Many areas within the sector are now priced at levels not seen in many years and already discount severe cyclical headwinds. Near term fundamentals will continue to be challenging, but we believe the stock returns generated from these very depressed levels will turn out to be quite attractive down the road.

We therefore continue 2008 with even stronger optimism regarding the long-term investment outlook for financial stocks. And as always, on behalf of your Board of Directors, I would like to assure you of our collective commitment to meeting our fiduciary duty to fellow shareholders.

Sincerely,

/s/ Franklin C. Golden
Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

Your fund at a glance

The Fund seeks long-term capital appreciation with current income as a secondary objective by investing at least 80% of its assets in stocks of U.S. financial services companies of any size.

Over the last six months

➢	The year got off to a rocky start as domestic equities ended the first half with poor performance as concerns over the credit markets and the overall economy continued to weigh heavily

➢	Financial stock underperformed the rest of market as securities write-downs and credit losses continued

➢	The fund performed generally in line with the benchmark over the first half due to heavy exposure to credit sensitive areas such as banks and thrifts

Top 10 holdings

American Int’l Grp, Inc.	4.2%	Synovus Financial Corp.	3.3%
Wells Fargo & Co.	4.1%	Bank of NY Mellon Corp	3.2%
US Bancorp	3.8%	Raymond James Financial	3.2%
Affiliated Managers Group	3.5%	Huntington Bancshares, Inc	3.2%
Merrill Lynch & Co., Inc.	3.3%	Wachovia Corp.	3.2%
As a percentage of net assets on June 30, 2008.

1

Portfolio Commentary

Thank you for your interest in the Diamond Hill Financial Trends Fund, Inc.

Although we saw two very sharp rallies during the first half of 2008, the dominant trend in the financial sector was again downward. The markets witnessed remarkable developments - the collapse of Bear Stearns being the most notable - and unprecedented actions by our Federal Reserve to combat the severe dislocations in the credit markets. The markets continued under considerable stress as the uncertainty over the outlook for housing and the overall economy remained in place through mid year. Through June, 30, the fund declined by 29.50% on a net asset value basis while its market value declined by 27.56%. During the first half, the Fund’s primary benchmark (the S&P1500 Supercomposite Financials Index) posted a total return of negative 28.15%. Diversified equity indices were also sharply lower for the half. However, the disparity in performance between the financial sector and the rest of the domestic equity markets remained quite substantial. As we frequently communicate to both current and prospective investors, we judge ourselves based on long-term returns (rolling five year periods) and on that front we are disappointed with the trailing results on an absolute basis. Through June 30, 2008, the Fund has returned 6.55% annually since its inception in 1989, while the past five years have produced only a slight positive 0.77% annual return. However, because the sector has performed so poorly, we are now finding many stocks at wide discounts to long-term intrinsic value and expect healthy prospective returns for our holdings.

In terms of positive contributions to performance, the list is obviously rather short. The largest contributor was a Countrywide preferred issue that was added to the fund in late 2007. The issue appreciated substantially on the January news that BAC would purchase the company. The position was reduced during the first half and was 1.39% of the Fund at June 30, 2008. Among bank and thrift holdings, Hudson City Bancorp (0.60%) was the standout performer, rising over 12%. Not surprisingly, the other end of the spectrum was dominated by the credit sensitive companies, especially those with significant exposure to residential real estate. Many of the poor performers were some of our larger weightings, and we generally added to them during the period. Examples of those are American International Group (4.20%), Wachovia, (3.18%) and Huntington Bancshares (3.19%). During the first two quarters, we also began to short securities in the Fund. The short positions were positive contributors during the period but only numbered six positions at the end of the period as it is generally difficult to find financial stocks selling below our estimates of intrinsic value.

The number of eliminations and new holdings in the Fund was somewhat higher than normal as we continue to make changes to the portfolio. We sold entire positions in ten stocks (Hancock Holding Co, First Charter, Progressive Corp., SVB Financial, Renaissance Re, Whitney Holding, Lehman Brothers, Lazard Ltd., Zions Bancorp and UnitedHealth Group) while adding four new holdings (Allstate Financial (2.37%), Morgan Stanley (2.36%), UCBH Holdings (0.61%) and FirstFed Financial (0.43%)). Consistent with our overall investment philosophy, we believe shareholders in the Fund will benefit from a relatively concentrated portfolio. Going forward we will typically hold between 40 and 50 stocks on the long side with an average position size of roughly between 2% and 2.5%. We also believe adding the shorting capability will provide clear long-term benefits and intend to typically have between 10 and 25 stocks on the short side with similar position sizes. Once again, our objective is to use shorting as a tool to enhance our performance over time.

2

Christopher M. Bingaman, CFA, Portfolio Manager and William C. Dierker, CFA, Assistant Portfolio Manager

As always, we would like to thank our shareholders for their continued support of the Fund.

/s/ Chris	/s/ Bill
Christopher M. Bingaman, CFA	William C. Dierker, CFA
Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Financial Trends Fund, Inc.   3

Diamond Hill Financial Trends Fund, Inc.
Schedule of Investments
June 30, 2008 (Unaudited)

		Market
	Shares	Value
Preferred Stock — 1.4%
Financial — 1.4%
Countrywide Capital V, 7.00%, 11/1/36 ◊	35,000	$612,150
Common Stocks — 91.4%
Finance - Banks & Thrifts — 49.9%
Ameris Bancorp. ◊	14,180	123,366
BancTrust Financial Group, Inc. ◊	45,025	296,715
Bank of New York Mellon Corp.†	37,741	1,427,742
BB&T Corp. ◊	37,382	851,188
Capital City Bank Group, Inc. ◊	12,327	268,236
City National Corp. ◊	20,960	881,787
Colonial BancGroup, Inc. ◊	71,128	314,386
Commerce Bancshares, Inc. ◊	7,039	279,167
Cullen/Frost Bankers, Inc.	10,321	514,502
First Bancorp., Inc. ◊	18,532	234,244
First Financial Holdings, Inc. ◊	33,500	575,530
First Horizon National Corp. ◊	19,230	142,879
FirstFed Financial Corp.* ◊	23,830	191,593
Hudson City Bancorp., Inc.	15,950	266,046
Huntington Bancshares, Inc. ◊	245,000	1,413,650
iStar Financial, Inc. ◊	67,000	885,070
JP Morgan Chase & Co.	32,293	1,107,973
NewBridge Bancorp. ◊	51,512	355,433
Pinnacle Financial Partners, Inc.* ◊	52,000	1,044,680
PNC Financial Services Group, Inc.	19,150	1,093,465
Provident Bankshares Corp. ◊	21,656	138,165
Seacoast Banking Corp. of Florida ◊	28,920	224,419
South Street Financial Corp. ◊	51,215	320,094
State Street Corp.	12,000	767,880
SunTrust Banks, Inc.	22,006	797,057
Synovus Financial Corp. ◊	165,130	1,441,585
TCF Financial Corp. ◊	30,150	362,705
U.S. Bancorp	60,150	1,677,584
UCBH Holdings, Inc. ◊	120,000	270,000
Wachovia Corp.	90,653	1,407,841
Washington Mutual, Inc.* ◊	130,000	640,900
Wells Fargo & Co.	75,900	1,802,625
		22,118,507

4 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

		Market
	Shares	Value

Common Stocks — 91.4% (continued)
Finance - Broker Dealer — 5.6%
Merrill Lynch & Co., Inc.	45,550	$1,444,391
Morgan Stanley	29,000	1,046,030
		2,490,421
Finance Services — 9.9%
Affiliated Managers Group, Inc.*	17,000	1,531,020
Eaton Vance Corp. ◊	11,000	437,360
Legg Mason, Inc.	14,672	639,259
NYMEX Holdings, Inc.	4,032	340,623
Raymond James Financial, Inc. ◊	53,925	1,423,081
		4,371,343
Financial - Diversified — 5.7%
Bank of America Corp. †	55,635	1,328,007
Citigroup, Inc. †	70,850	1,187,446
		2,515,453
Financial Specialties — 1.5%
Discover Financial Services	48,831	643,104
Information Technology — 1.1%
Total System Services, Inc.	22,723	504,905
Insurance — 17.7%
AFLAC, Inc.*	9,000	565,200
Allstate Corp.	23,000	1,048,570
American International Group, Inc.†	70,320	1,860,666
Axis Capital Holdings Ltd. (Bermuda) ∆	10,950	326,420
Berkshire Hathaway, Inc. - Class B * †	200	802,400
Hartford Financial Services Group, Inc., The	19,050	1,230,059
ProAssurance Corp.* ◊	10,615	510,688
Prudential Financial, Inc.	20,110	1,201,371
StanCorp Financial Group, Inc. ◊	6,000	281,760
		7,827,134

Total Common Stocks		$40,470,867

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 5

	Par	Market
	Value	Value

Certificates of Deposit — 0.0%
First Piedmont, 2.60%, 09/30/08	$2,404	$2,404
Oconee Federal Savings Bank, 5.60%, 09/27/08	2,541	2,541
Piedmont Federal Savings Bank, 4.36%, 10/09/08	2,341	2,341
Security Savings Bank, 3.70%, 09/28/08	2,273	2,273
Stephen Federal Bank, 5.00%, 10/11/08	1,920	1,920
Total Certificates of Deposit		$11,479

		Market
	Shares	Value

Registered Investment Companies — 34.7%
JPMorgan Prime Money Market Fund	2,891,921	$2,891,921
Reserve Primary Fund Class Institutional ††	12,479,413	12,479,413

Total Registered Investment Companies		$15,371,334

Total Investment Securities — 127.5%
(Amortized Cost $47,167,529)**		$56,465,830

Segregated Cash With Brokers — 5.2%		2,300,745

Securities Sold Short — (4.4%)
(Proceeds $2,343,519)		(1,964,520)

Liabilities In Excess Of Other Assets — (28.3%)		(12,515,208)

Net Assets — 100.0%		$44,286,847

*	Non-income producing security.
∆	Represents country of foreign issuer; however, security is U.S. dollar - denominated.
**	Represents cost for financial reporting purposes.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $6,606,261.
◊	All or a portion of the security is on loan. The total market value of the securities on loan, as of June 30, 2008, was $11,571,192.
††	Represents collateral for securities loaned. The total value of the collateral, as of June 30, 2008, was $12,479,413.

6 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Diamond Hill Financial Trends Fund, Inc.
Schedule of Securities Sold Short
June 30, 2008 (Unaudited)

		Market
	Shares	Value

Common Stocks — 100.0%
Finance - Banks & Thrifts — 63.7%
M&T Bank Corp.	7,500	$529,050
Peoples Bancorp, Inc.	2,111	40,067
WesBanco, Inc.	20,090	344,543
Westwood Holdings Group, Inc.	8,490	337,902
		1,251,562
Finance - Broker Dealer — 17.7%
Keefe, Bruyette & Woods*	16,860	346,979
Real Estate Investment Trust — 18.6%
Public Storage, Inc.	4,530	365,979

Total Common Stocks Sold Short— 100.0%
(Proceeds $2,343,519)		$1,964,520

*	Non-dividend expense producing security.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 7

FINANCIAL STATEMENTS

Financial statements

Statements of Assets and Liabilities 6-30-08 (unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

Assets
Investments, at value (cost $57,346,197) - including $11,571,192 of securities loaned	$56,465,830
Deposit with broker for securities sold short	2,300,745
Receivable for investments sold	145,335
Tax reclaim receivable	15,975
Receivable for dividends and interest	158,190
Other assets	53,509

Total assets	59,139,584

Liabilities
Return of collateral for securities on loan	12,479,413
Securities sold short, at value (proceeds $2,343,519)	1,964,520
Payable for investments purchased	330,034
Payable for dividends on securities sold short	4,673
Payable to Investment Adviser	26,559
Payable to Administrator	6,188
Other payables and accrued expenses	41,350

Total liabilities	14,852,737

Net Assets
Capital paid-in	40,212,716
Accumulated net investment income	793,262
Accumulated net realized gain on investments	3,782,237
Net unrealized depreciation on investments	(501,368)

Net assets	44,286,847

Net asset value per share
Based on 3,993,124 shares outstanding - 50 million shares authorized
with par value of $0.001 per share.	$11.09

8 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

FINANCIAL STATEMENTS

Statement of Operations For the six months ended 6-30-08 (unaudited)

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends	$1,041,036
Securities Lending	60,270

Total investment income	1,101,306

Expenses
Investment management fees	148,296
Administration fees	32,832
Directors' fees	57,237
Professional fees	79,378
Custodian fees	12,022
Printing and Postage	12,036
Transfer agent fees	8,599
Registration and filing fees	6,091
Dividend expense on securities sold short	10,315
Other	3,487
Total expenses	370,293

Fees waived by Administrator	(36,984)
Custody fee credit	(12,022)

Net expenses	321,287

Net investment income	780,019

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	2,780,531
Change in net unrealized appreciation/depreciation of Investments	(22,067,141)

Net realized and unrealized loss	(19,286,610)

Decrease in net assets from operations	$(18,506,591)

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 9

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

These Statements of Changes in Net Assets show how the value of the Fund's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and the net of Fund share transactions, if any.

	For the Six
	Months Ended	Year
	6-30-08	ended
	(Unaudited)	12-31-07
Increase (decrease) in net assets
From operations
Net investment income	$780,019	$1,108,988
Net realized gain	2,780,531	9,050,783
Change in net unrealized appreciation/depreciation	(22,067,141)	(22,258,921)

Decrease in net assets resulting from operations	(18,506,591)	(12,099,150)

Distributions to common shareholders
From net investment income	—	(1,118,000)
From net realized gain	—	(8,831,068)

Decrease in net assets from distributions
to common shareholders	—	(9,949,068)

Net assets
Beginning of period	62,793,438	84,841,656

End of period	$44,286,847	$62,793,438

Accumulated net investment income	$793,262	$13,243

10 Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

FINANCIAL STATEMENTS

Financial Highlights

The Financial Highlights shows how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended	For the Six Months Ended 6-30-08 (Unaudited)		12-31-07	12-31-06	12-31-05	12-31-04	12-31-03
Per share operating performance
Net asset value, beginning of period	$15.73		$21.25	$19.46	$19.09	$17.63	$14.39
Net investment income [1]	0.20		0.28	0.25	0.23	0.19	0.17
Net realized and unrealized
gain (loss) on investments	(4.84)		(3.31)	2.69	0.96	2.44	3.81[2]
Total from investment operations	(4.64)		(3.03)	2.94	1.19	2.63	3.98
Less distributions
From net investment income	—		(0.28)	(0.26)	(0.22)	(0.20)	(0.16)
From net realized gain	—		(2.21)	(0.89)	(0.60)	(0.97)	(0.58)
Total distributions	—		(2.49)	(1.15)	(0.82)	(1.17)	(0.74)
Net asset value, end of period	$11.09		$15.73	$21.25	$19.46	$19.09	$17.63
Per share market value, end of period	$9.96		$13.75	$19.01	$16.68	$17.47	$18.40
Total return at net asset value [3] (%)	(29.50	) [5]	(12.50)	15.92 [4]	6.99 [4]	15.81 [4]	30.57 [4]
Total return at market value [3] (%)	(27.56	) [5]	(14.50)	20.99	0.21	1.54	58.66
Ratios and supplemental data
Net assets, end of period
(in millions)	$44	[6]	$63	$85	$78	$76	$70
Ratio of gross expenses to average
net assets (%)	1.32	[6]	1.30	1.21	1.18	1.22	1.20
Ratio of net expenses to average net
assets, excluding dividends on
securities sold short (%)	1.11	[6]	—	—	—	—	—
Ratio of net expenses to average
net assets (%)	1.15	[6]	1.28	1.21	1.18	1.22	1.20
Ratio of net investment income
to average net assets (%)	2.78	[6]	1.36	1.21	1.21	1.04	1.04
Portfolio turnover (%)	43	[6]	42	10	4	10	26

[1]	Based on the average of the shares outstanding.
[2]	Net of federal income taxes of $0.39 per share for the year ended 12-31-03, on net long-term capital gains retained by the Fund.
[3]
Total return based on net asset value reflects changes in the Fund's net asset value during each year. The total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the year.

[4]	Unaudited.
[5]	Not Annualized.
[6]	Annualized.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc. 11

Notes to Financial Statements

Note 1
Accounting policies

The Diamond Hill Financial Trends Fund, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M. Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certificates of deposit are FDIC insured and valued at cost.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Securities lending

The Fund has a securities lending agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”). Under the terms of the agreement, JPMorgan is authorized to loan securities on behalf of the Fund to approved borrowers. In exchange, the Fund receives cash collateral in the amount of at least 100% of the value of the securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Fund from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, net securities lending income shall first be solely paid as credits and offset against costs and other charges incurred by the Fund with JPMorgan. Any remaining securities lending revenue is then paid to the Fund as securities lending income. The securities lending income and the custody fee credit are presented in the Statement of Operations.

12 Diamond Hill Financial Trends Fund, Inc.

As of June 30, 2008, the value of securities loaned and the collateral held were as follows:

Market Value	Value of
of Securities	Collateral
Loaned	Received

$ 11,571,192	$ 12,479,413

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2004 through 2007) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the financial statements.

Effective December 1, 2007, the Funds adopted Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Under SFAS No. 157 various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 - quoted prices in active markets for identical securities

• Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the filing are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

		Level 2 -
		Other	Level 3 -
	Level 1 -	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
Investments
in Securities
(Assets)	$46,287,162	$—	$—

Investments
in Securities
Sold Short
(Liabilities)	$1,964,520	$—	$—

Diamond Hill Financial Trends Fund, Inc. 13

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2007, the tax character of distributions paid was as follows: ordinary income $2,119,354 and long-term capital gains $7,829,714. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $1,478,534 and long-term capital gains $3,129,132.

As of December 31, 2007, the components of distributable earnings on a tax basis included $280,096 of undistributed ordinary income and $752,716 of undistributed long-term capital gains and $688 of post-October losses.

Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from U.S. generally accepted accounting principles (GAAP). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of financial statements, in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 2
Management fees and transactions with affiliates and others Investment Advisory

Effective January 3, 2008, the Fund entered into an Investment Advisory Agreement with Diamond Hill Capital Management, Inc. (“Adviser”). This agreement was approved by the Board of Directors on September 5, 2007, subject to shareholder approval which was subsequently obtained on January 3, 2008. Under the agreement, the Adviser provides management of the investment and reinvestment of the Fund’s assets; continuous review, supervision, and administration of the investment program of the Fund; provides office space, furnishings and equipment used to carry out the investment management of the Fund. For these services, the Adviser receives a fee at an annual rate of 0.65% of the Fund’s average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund’s average weekly net asset value in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000. However, pursuant to the Expense Limitation Agreement (“Limitation Agreement”), the Adviser has agreed to limit the operating expenses of the Fund to an annual rate of 1.15% of the average weekly net assets of the Fund. This Limitation Agreement is effective through January 2, 2010.

Administration

The Fund has entered into an Administration Agreement with Diamond Hill Capital Management, Inc. (“Administrator”), whereby the Administrator agrees to oversee the determination and publication of the Fund’s net assets value, the maintenance of the books and records of the Fund; prepare the Fund’s federal, state and local income tax returns; prepare the financial information for the Fund’s proxy statements, if required, and semi-annual and annual reports to shareholders; prepare the Fund’s periodic financial reports to the Securities and Exchange Commission; respond to shareholder inquiries; and supply the Board of Directors and officers of the Fund with all statistical information and reports reasonably required by them. For these services, the Administrator receives a fee at an annual rate of $22,000 or 0.15% of the Fund’s average weekly assets, whichever is higher.
14 Diamond Hill Financial Trends Fund, Inc.

The Administrator has entered into a Sub- Administration Agreement with JPMorgan, whereby JPMorgan will provide sub-administration services for the Fund. The services provided under the agreement includes day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of books and records, preparation of reports, and supervision of the Fund’s arrangement with the custodian. JPMorgan is paid directly by the Administrator under terms of this service agreement.

The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are employees of the Adviser.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4
Fund share transactions

The Fund had no share transactions during the last two years.

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund’s shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short term securities and obligations of the U.S. government, during the six months ended June 30, 2008, aggregated $11,760,421 and $15,424,977, respectively.

The cost of investments owned on December 31, 2007, including short-term investments, for federal income tax purposes, was $41,142,635. Gross unrealized appreciation and depreciation of investments aggregated $23,192,737 and $1,644,139, respectively, resulting in net unrealized appreciation of $21,548,598. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

The cost of investments owned on June 30, 2008, including short-term investments, for federal income tax purposes, was $47,184,704. Gross unrealized appreciation and depreciation of investments aggregated $10,654,564 and $11,173,107, respectively, resulting in net unrealized appreciation of $518,543. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Diamond Hill Financial Trends Fund, Inc. 15

Tax information

For federal income tax purposes, the following information was furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2007.

This Fund designated distributions of $7,829,714 to shareholders as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2007, 89% of the dividends qualified for the corporate dividends-received deduction.

The Fund designated the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2007.

Shareholders were mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.
16

Investment objective and policy

The Fund’s primary investment objective is long-term capital appreciation. Its secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 80% of its assets in stocks of U.S. financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund’s investment policy of investing at least 80% of “assets” in equity securities, “assets” is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions.

As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund’s current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries, except that the Fund will invest more than 25% of its assets in the financial services sector.”

Short sales

The Fund is permitted to make short sales of securities. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Portfolio management

Mr. Christopher Bingaman assumed responsibility as the portfolio manager of the Fund on December 1, 2007. Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a Masters degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since March 2001. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.

Mr. William Dierker assumed responsibility as the assistant portfolio manager of the Fund on December 1, 2007. Mr. Dierker has a B.S.B.A. in accounting from Xavier University and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since September 2006. From September 2004 to August 2006, Mr. Dierker was a Senior Portfolio Manager/Senior Vice President at Federated Investors. He was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as an Investment Officer with Nationwide Insurance Enterprise from March 1998 through September 1999; as Vice President, Equity Securities with Nationwide from September 1999 to January 2002; and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003.

17

Bylaws

In January 2003, the Board of Directors adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for director. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. The Fund is presently listed on NASDAQ and, per a grandfathering provision, is not required to hold annual shareholder meetings. The Board approved the above amendment to the Fund’s bylaws to provide a defined structure for the submission of shareholder proposals should the circumstances change and an annual meeting be required. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

In November 2005, the Fund’s Board of Directors adopted several amendments to the Fund’s bylaws regarding the Chairman of the Board position: The Chairman of the Board shall at all times be a director who is not an interested person of the Fund as that term is defined by the Investment Company Act of 1940. The scope of the Chairman’s responsibilities and fiduciary obligations were further defined. Lastly, disclosure regarding the election, resignation and removal of the Chairman as well as the filling of a vacancy was added.

At a quarterly meeting of the Fund’s Board of Directors held February 13, 2006, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least 35% of all votes entitles to be cast at the meeting.

Dividends and distributions

During the year ended December 31, 2007 dividends from net investment income totaling $0.279 per share and capital gain distributions totaling $2.212 were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

July 31, 2007	$0.140
December 18, 2007	0.139

CAPITAL GAIN
PAYMENT DATE	DISTRIBUTION

July 31, 2007	$0.197
December 18, 2007	2.015

Dividend reinvestment plan

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the “Plan”), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Mellon Investor Services (the “Plan Agent”) in shares of the Fund’s common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.
18

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners’ accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund’s stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund’s stock exceeds the market price per share, the Plan Agent shall make open market purchases of the Fund’s stock for each participating shareholder’s account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-877-254-8583).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310 Telephone: 1-877-254-8583

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

19

Directors and Officers

This chart provides information about the Directors and Officers who oversee your Diamond Hill Financial Trends Fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.

Independent Directors 1

Name, age
Position(s) held with Fund	Director
Principal occupation(s) and other	of Fund
directorships during past 5 years	since[2]

Franklin C. Golden, Born: 1950	1989
Chairman and Director
Managing Director, Wachovia Securities, Inc. (since 2001) (broker dealer);
President, James Myers and Company (full-service broker dealer) (until 2001);
President, Financial Trends Fund, Inc. (until 2001); Executive Vice President, IJL/
Wachovia (until 1991); Past Director and Chairman of the National Association
of Securities Dealers (NASD) District 7 Business Conduct Committee.

Robert G. Freedman, Born: 1938	1996
Director
Executive Vice President and Chief Investment Officer, Sovereign Asset
Management and NM Capital Management, Inc. (until 2000); Vice Chairman and Chief Investment Officer, John Hancock Advisers, LLC (until 1998).

Russell J. Page, Born: 1942	2003
Director
Principal, Rusty Page & Co. (equity markets consulting) (since 1996); Regional Board,
BB&T Corp. (since 2004); Trustee, Appalachian Regional Healthcare Systems (since 2004);
Director, Cannon Memorial Hospital (since 2003); NationsBank Equity Marketing Executive
(until 1996), Nasdaq Stock Market Managing Director (until 2001).

Fred G. Steingraber, Born: 1938	1989
Director
Chairman and Chief Executive Officer, A.T. Kearney, Inc. (management consulting)
(retired 2002); Director, Maytag Corporation; Director, Supervisory Board
of Continental AG; Director 3i PLC; Director, Elkay Manufacturing.

Donald R. Tomlin, Born: 1933	1989
Director
Vice President of Livingston Group Asset Management Company (operating as
Southport Capital Management) (since 2001); Managing Director, Southport Capital, Inc.
(registered investment adviser) (until 2001); Managing Director and portfolio manager of
Haven Capital Management, Inc. (until 1991); Principal and portfolio manager of
Kleinwort Benson McCowan Inc. and its successor McCowan Associates, Inc. (until 1983).

H. Hall Ware, III, Born: 1935	1989
Director Attorney, private practice (since 2001); President, Odin Systems International, Inc. (1999-2001); Gilbert, Harrell, Gilbert, Sumerford & Martin, Attorneys (until 1999).

20

Principal Officers [1]

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since[2]

James F. Laird, Jr., Born: 1957	December 1, 2007
President
Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001.
Vice President Corporate Strategy with Nationwide Insurance from January 2001 to
July 2001. Senior Vice President Product Development with Villanova Capital from
February 1999 through December 2000.

Gary R. Young, Born: 1969	December 1, 2007
Treasurer, Secretary, and Chief Compliance Officer
Controller of Diamond Hill Investment Group, Inc., since April 2004.
Director of Mutual Fund Administration with Banc One Investment Advisors
October 1998 through April 2004. Vice President and Manager of Mutual Fund
Accounting and Financial Reporting with First Chicago NBD January 1996 through
October 1998.

Brian D. Risinger, Born: 1968	December 1, 2007
Assistant Treasurer
Director of Compliance and Administration of Diamond Hill Investment Group, Inc.,
since May 2006; Director of Compliance and Director of Fund Administration with
BISYS Fund Services April 1994 through April 2006.

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.
[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

21

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-614-255-4080	www.diamond-hill.com/closedendfund.asp	www.sec.gov

Directors	Investment adviser	Independent directors’
Franklin C. Golden	Diamond Hill Capital Management, Inc.	Counsel
Robert G. Freedman	325 John H. McConnell Boulevard, Suite 200	Paul, Hastings, Janofsky
Russell J. Page	Columbus, Ohio 43215	& Walker, LLP
Fred G. Steingraber		600 Peachtree St., N.E.
Donald R. Tomlin	Custodian	Twenty - Fourth Floor
H. Hall Ware III	JPMorgan Chase Bank, N.A.	Atlanta, GA 30308
14201 North Dallas Parkway
Officers	Dallas, TX 75254-2916	Stock symbol
Franklin C. Golden		Listed Nasdaq Symbol:
Chairman	Transfer agent and registrar	DHFT
James Laird	Mellon Investor Services
President	Newport Office Center VII	For shareholder
Gary Young	480 Washington Boulevard	assistance,
Treasurer, CCO, Secretary	Jersey City, NJ 07310	refer to page 19
Brian Risinger
Assistant Treasurer

How to contact us

Internet	www.diamond-hill.com

Mail	Mellon Investor Center
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-877-254-8583
	Information Line	1-614-255-4080

A listing of month-end portfolio holdings is available on our Web site, www.diamond-hill.com. Additionally portfolio holdings are available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-614-255-4080, or on the SEC’s Web site, www.sec.gov.

Item 2.	Code of Ethics.

Not required in semiannual report filing.

Item 3.	Audit Committee Financial Expert.

Not required in semiannual report filing.

Item 4.	Principal Accountant Fees and Services.

Not required in semiannual report filing.

Item 5.	Audit Committee of Listed Companies.

Not required in semiannual report filing.

Item 6.	Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required in semiannual report filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required in semiannual report filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable in semiannual filing.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diamond Hill Financial Trends Fund, Inc.

By (Signature and Title)

/s/ James F. Laird, Jr.

James F. Laird, Jr.
President

Date: August 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James F. Laird, Jr.

James F. Laird, Jr.
President

Date: August 26, 2008

By (Signature and Title)

/s/ Gary R. Young

Gary R. Young.
Treasurer and Chief Financial Officer

Date: August 26, 2008